Exhibit 10.2

AMENDMENT NO. 1 TO Capital on Demand™ SALES AGREEMENT

February 28, 2019

JonesTrading Institutional Services LLC

757 3rd Avenue, 23rd Floor

New York, NY 10017

Ladies and Gentlemen:

TRACON Pharmaceuticals, Inc. (the “Company”), and JonesTrading Institutional Services LLC (“JonesTrading”), are parties to that certain Capital on DemandTM Sales Agreement dated September 6, 2018 (the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement.  The parties, intending to be legally bound, hereby amend the Original Agreement as follows (to be effective as set forth in paragraph 6 below):

1.The first and second paragraphs of Section 1(a) of the Original Agreement are hereby deleted in their entirety and replaced with the following:

“Compliance with Registration Requirements. The Company shall file with the Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act of 1933, as amended (the “1933 Act”), on Form S-3, in respect of the Company’s Common Stock (including the Shares); such registration statement, and any post-effective amendment thereto, shall have become effective prior to the effectiveness of any Terms Agreement or instructions to sell shares delivered pursuant to Section 2(b) hereunder; and no stop order suspending the effectiveness of such registration statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; the base prospectus filed as part of such registration statement and related to the Shares is hereinafter called the “Basic Prospectus”; the various parts of such registration statement, including all exhibits thereto and any prospectus supplement relating to the Shares that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statement, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Company has prepared a prospectus included as a part of such registration statement specifically relating to the Shares to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act, hereinafter called the “ATM Prospectus”; the Company will, if necessary, prepare a prospectus supplement to the Basic Prospectus specifically relating to the Shares to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act, hereinafter called the “Prospectus Supplement”; the Basic Prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the ATM Prospectus and any Prospectus Supplement, in the form in which such prospectus, ATM Prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus”; any reference herein to the Basic Prospectus, the ATM Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act; any reference to any amendment or supplement to the Basic Prospectus, ATM Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration

Statement, any prospectus supplement relating to the Shares filed with the Commission pursuant to Rule 424(b) under the 1933 Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and incorporated therein, in each case after the date of the Basic Prospectus, ATM Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the 1933 Act relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”.

No order preventing or suspending the use of the Basic Prospectus, the ATM Prospectus, any Prospectus Supplement, the Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and the Basic Prospectus, the ATM Prospectus and any Prospectus Supplement, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (the “1933 Act Regulations”) and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.”

2.All references to “September 6, 2018” set forth in Schedule 1 and Exhibit 7(m) of the Original Agreement are revised to read “September 6, 2018 (as amended by Amendment No. 1 to Capital on Demand™ Sales Agreement, dated February 28, 2018)”.

3.Section 13 of the Original Agreement is hereby amended to replace,

“JonesTrading Institutional Services LLC

32133 Lindero Canyon Road, Suite 208

Westlake Village, CA 91361

Attn: General Counsel”

With,

“JonesTrading Institutional Services LLC

900 Island Park Drive, Suite 160

Daniel Island, SC 29492

Attention:  Burke Cook

Email: Burke@jonestrading.com”

4.Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

5.Expenses. In addition to the requirements under Section 5 of the Original Agreement, the Company agrees to pay the reasonable fees and disbursements of JonesTrading’s counsel in an amount not to exceed $15,000 in connection with this Amendment No. 1 to Sales Agreement.

6.Effectiveness. This Amendment No. 1 shall become effective upon the date that the Company’s registration statement on Form S-3 initially filed with the Commission on or around February 28, 2019 is declared effective under the Securities Act.

7.Entire Agreement; Amendment; Severability. This Amendment No. 1 together with the Original Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment No. 1; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement, and the reference to “time of execution of this Agreement” set forth in Section 12(a) shall continue to refer to the time of execution of the Original Agreement.

8.Applicable Law; Consent to Jurisdiction. This amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

9.Waiver of Jury Trial. The Company and JonesTrading each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this amendment or any transaction contemplated hereby.

10.Counterparts. This amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission.

[Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company and JonesTrading, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Agreement between the Company and JonesTrading.

Very truly yours,

TRACON PHARMACEUTICALS, InC.

By:      /s/ Charles P. Theuer

Name: Charles P. Theuer, M.D., Ph.D.

Title:   President and Chief Executive Officer

jonestrading institutional services lLC

By:      /s/ Burke Cook

Name: Burke Cook

Title:   General Counsel

[Signature Page to Amendment No. 1 to Capital on DemandTM Sales Agreement]